POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Hvide Marine Incorporated, a corporation organized under the laws of the State of Florida (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-8 under the Securities Act of 1933, any and all documents in support of or supplemental to said registration statement by the Corporation; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of December 10, 1996.

                             Hvide Marine Incorporated

Attest:                      By:
Gene Douglas                                 J. Erik Hvide
Secretary                   Chairman, President, and Chief Executive Officer



/s/ J. ERIK HVIDE                                /S/ JOHN H. BLANKLEY
            J. Erik Hvide                            John H. Blankley
Chairman of the Board of Directors,           Executive Vice President -- Chief
President, Chief Executive Officer and        Financial Officer, and Director
Director
     (Principal Executive Officer)



/S/ DONALD L. CALDERA                                   /S/ JOHN KRUMENACKER
Donald L. Caldera                                        John Krumenacker
Executive Vice President and Director                         Controller
                                                  (Principal Accounting Officer)



/s/ EUGENE F. SWEENEY                                /S/ ROBERT B. CALHOUN, JR.
Eugene F. Sweeney                                        Robert B. Calhoun, Jr.
Executive Vice President and Director                           Director

/S/ GERALD FARMER                                     /S/ JEAN FITZGERALD
Gerald Farmer                                              Jean Fitzgerald
Director                                                    Director


                                                        /S/ WALTER C. MINK
John Lee                                                 Walter C. Mink
Director                                                    Director



/S/ ROBERT RICE                                        /S/ RAYMOND B. VICKERS
Robert Rice                                             Raymond B. Vickers
Director                                                    Director